UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2015

MEDICAN ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

3440 E. Russell Road, Las Vegas, NV, 89120
(Address of Principal Executive Offices)

(800) 416-8802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Definitive Material Agreement

On January 30, 2015, Medican Enterprises, Inc. (the “Company”) entered into an Amendment No. 1 to the Purchase Contract Executed On January 15, 2015 (the “Amendment”) with JTB Real Estate LLLP (“Seller”), wherein the parties agreed to extend the Closing Date specified in the Purchase Contract entered into on January 15, 2015. The Closing Date specified in the Amendment is February 18, 2015.  All other terms of the original Purchase Contract remain the same.

The foregoing summary of the terms of the Agreement and the Convertible Debenture are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to the Purchase Contract dated January 15, 2015 by and between the Company and JTB Real Estate LLLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAN ENTERPRISES, INC.

February 5, 2015	By:	/s/ Kenneth Williams
Kenneth Williams
Chief Executive Officer and Director